UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 4, 2026
Gyre Therapeutics, Inc.
(Exact name of registrant as specified in its charter)
Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12770 High Bluff Drive Suite 150 San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 567-7770
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GYRE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Agreement and Plan of Merger and Reorganization
On May 4, 2026 (the “Closing Date”), Gyre Therapeutics, Inc., a Delaware corporation (the “Company” or “Gyre”), consummated the previously announced acquisition of Cullgen Inc., a Delaware corporation (“Cullgen”), in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated March 2, 2026 (the “Merger Agreement”), by and among the Company, Helix Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Cullgen. Pursuant to the Merger Agreement, Merger Sub merged with and into Cullgen, with Cullgen continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”). The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.
Under the terms of the Merger Agreement, the Company acquired Cullgen in an all-stock transaction that valued Cullgen at approximately $300 million. At the effective time of the Merger (the “Effective Time”), each then outstanding share of Cullgen capital stock (the “Cullgen Capital Stock”), excluding shares of Cullgen Capital Stock held as treasury stock immediately prior to the Effective Time and any dissenting shares, were converted into (1) with respect to shares of Cullgen Capital Stock held by certain designated holders, (i) for each share of Cullgen common stock (“Cullgen Common Stock”) held by such holders, a number of shares of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share (the “Company Preferred Stock”), equal to (x) 0.4753 (the “Exchange Ratio”) divided by five, and (ii) for each share of Cullgen preferred stock (“Cullgen Preferred Stock”) held by such designated holders, a number of shares of Company Preferred Stock equal to (x) the number of shares of Cullgen Common Stock issuable upon conversion of each share of Cullgen Preferred Stock, multiplied by the Exchange Ratio, and divided by five, and (2) with respect to shares of Cullgen Capital Stock held by each other holder, (i) for each share of Cullgen Common Stock held by such holders, a number of shares of Company common stock, par value $0.001 per share (the “Company Common Stock”), equal to the Exchange Ratio, and (ii) for each share of Cullgen Preferred Stock held by such holders, a number of shares of Company Common Stock equal to the number of shares of Cullgen Common Stock issuable upon conversion of each share of Cullgen Preferred Stock, multiplied by the Exchange Ratio. Each share of Company Preferred Stock received in the Merger is convertible into five shares of Company Common Stock, subject to certain conditions described below with respect to the Conversion Proposal (as defined below). Notwithstanding anything herein to the contrary, in no event will the Company issue greater than 19.99% of its issued and outstanding Company Common Stock or its voting power prior to the approval of the Conversion Proposal.
In addition, at the Effective Time (1) each then-outstanding in-the-money option to purchase shares of Cullgen Common Stock that was outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, ceased to represent a right to acquire shares of Cullgen Common Stock and was converted into and became an option to purchase shares of Company Common Stock on the existing terms and conditions (including with respect to vesting and accelerated vesting), subject to adjustment as set forth in the Merger Agreement, (2) each then-outstanding option to purchase shares of Cullgen Common Stock that was not an in-the-money option and was outstanding and unexercised immediately prior to the Effective Time was cancelled at the Effective Time for no consideration, and (3) each Cullgen restricted stock unit vested and was settled for Cullgen Common Stock and the holder thereof was entitled to receive a number of shares of Company Common Stock calculated in accordance with the Merger Agreement.
Reference is made to the discussion of the Company Preferred Stock in Item 5.03 of this Current Report on Form 8-K, which is incorporated into this Item 1.01 by reference.
Pursuant to the Merger Agreement, the Company agreed to convene a meeting of its stockholders to submit to its stockholders for their consideration the approval of the conversion of the Company Preferred Stock into shares of Company Common Stock in accordance with certain of the rules of the Nasdaq Stock Market LLC (the “Conversion Proposal”). In connection with these matters, the Company filed with the SEC its Definitive Proxy Statement on Schedule 14A (the “2026 Proxy Statement”) on April 27, 2026 and will hold the meeting of its stockholders on June 10, 2026.

With respect to the Merger, the Company evaluated the transaction in accordance with the guidance in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Subtopic 850-50, Business Combinations — Related Issues, and has determined that the Merger is a combination of entities under common control. Specifically, the Company and Cullgen were controlled by the same parent, GNI Group Ltd., a company incorporated under the laws of Japan with limited liability (“GNI Japan”), both prior to and subsequent to the Merger, and such control was not considered transitory. As a result, the Merger does not meet the definition of a business combination under the guidance outlined in ASC 805-10 because the acquired net assets have already been included in GNI Japan’s consolidated group structure. The Company determined that the net assets to be transferred in the Merger represent a business, as defined under ASC 805-10-55-4, which will result in a change in reporting entity, as defined under ASC 250-10-20. In this context, the Company has been identified as the receiving entity for accounting purposes that will issue its equity interests in exchange for the net assets of Cullgen. The assets and liabilities to be transferred will be recognized by the Company at their historical carrying amounts on the Closing Date, and the Company’s financial statements will be retrospectively adjusted to reflect the combination as if it had occurred at the beginning of the earliest period presented. This presentation reflects the continuity of control and is consistent with the accounting and disclosure requirements of ASC 805-50 and applicable Securities and Exchange Commission (the “SEC”) rules and regulations.
The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2026 and is incorporated herein by reference.
The information set forth under the headings “Support Agreements and Lock-Up Agreement” and “Registration Rights Agreement” in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2026 is incorporated herein by reference.
Item 3.02	Unregistered Sales of Equity Securities.

To the extent required by this Item, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by this Item, the information included in Item 2.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors
In accordance with the Merger Agreement, immediately prior to the Effective Time, Thomas Eastling and Songjiang Ma resigned from the board of directors of the Company (the “Board”) and any respective committee of the Board to which they were members, and Mr. Ma also resigned from his position as President of the Company on such date. The resignations are not the result of any disagreements with the Company relating to the Company’s operations, policies or practices. The size of the Board was reduced to seven directors.
Appointment of Director and Chief Executive Officer and President
In accordance with the Merger Agreement, effective immediately after the Effective Time, the Company appointed Ying Luo, Ph.D. as Chief Executive Officer and President of the Company and to the Board as a Class I director. Ping Zhang, the Company’s former Interim Chief Executive Officer and Executive Chairman, will continue as Chairman of the Board.
The information set forth under the headings “Appointment of Director and Chief Executive Officer and President” and “Indemnification Agreement” in Item 5.02 of the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2026 is incorporated herein by reference.

Appointment of Chief Financial Officer
On May 4, 2026, the Company appointed Thomas Eastling as Chief Financial Officer of the Company, to succeed Ruoyu Chen, who resigned from her position as Chief Financial Officer on such date.
The information required by Items 401(b), (d), and (e) and Item 404(a) of Regulation S-K regarding Mr. Eastling was previously reported in the 2026 Proxy Statement, which information is incorporated herein by reference.
Nominating and Corporate Governance Committee
In connection with the closing of the Merger (the “Closing”), Dr. Luo was appointed Chair of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”). Effective as of the Closing, the other members of the Nominating Committee are Dan Weng and Gordon Carmichael.
Compensatory Plan
In connection with the Merger, the Cullgen Inc. Stock Incentive Plan (the “Cullgen Stock Plan”) as well as all in-the-money stock options that were granted and outstanding under the Cullgen Stock Plan were assumed by the Company and converted into stock options in respect of shares of Company Common Stock. The Cullgen Stock Plan is filed as Exhibit 10.5 to this Current Report on Form 8-K.
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company has filed with the Secretary of State of the State of Delaware a Certificate of Designation of Preferences, Rights and Limitations of the Company Preferred Stock (the “Certificate of Designation”) in connection with the Merger referenced in Item 1.01 above. The Certificate of Designation provides for the issuance of shares of the Company Preferred Stock.
Holders of Company Preferred Stock are entitled to receive dividends on shares of Company Preferred Stock equal to, on an as-if-converted-to-Common-Stock basis, and in the same form as dividends actually paid on shares of Company Common Stock. The Company Preferred Stock has the voting rights set forth in the Certificate of Designation, including that such shares have one vote on all matters submitted to the stockholders of the Company for approval, subject to certain limitations. In addition, until the Conversion Proposal is approved, the Company will not, without the affirmative vote of the holders of a majority of the then outstanding shares of Company Preferred Stock (a) alter or change adversely the powers, preferences or rights given to the Company Preferred Stock, (b) alter or amend the Certificate of Designation, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Company Preferred Stock, (d) issue further shares of Company Preferred Stock, or increase or decrease (other than by conversion) the number of authorized shares of Company Preferred Stock, (e) consummate a Fundamental Transaction (as defined in the Certificate of Designation of Company Preferred Stock) or any merger or consolidation of the Company or other business combination in which the stockholders of the Company immediately before such transaction do not hold at least a majority of the capital stock of the Company immediately after such transaction, or (f) enter into any agreement with respect to any of the foregoing. The Company Preferred Stock does not have a preference upon any liquidation, dissolution or winding-up of the Company.
Following stockholder approval of the Conversion Proposal, each share of Company Preferred Stock will be convertible, at the option of the holder, into five shares of Company Common Stock, subject to certain limitations, including that a holder of Company Preferred Stock is prohibited from converting shares of Company Preferred Stock into shares of Company Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (to be established by the holder between 0% and 19.99%) of the total number of shares of Company Common Stock issued and outstanding immediately after giving effect to such conversion.

The foregoing description of the Company Preferred Stock does not purport to be complete and is qualified in their entirety by reference to the Certificate of Designation, a copy of which was previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2026 and is incorporated herein by reference.
Item 7.01	Regulation FD Disclosure.

On May 4, 2026, the Company issued a press release announcing the Closing. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: stockholder approval of the Conversion Proposal and the filing of a resale registration statement pursuant to the Registration Rights Agreement and the timing thereof. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, its clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The Company may not actually achieve the forecasts disclosed in its forward-looking statements, and you should not place undue reliance on forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the SEC, as supplemented by its Quarterly Reports on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither the Company, nor its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.
Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired
The financial statements of Cullgen and related notes as of and for the three months ended March 31, 2026 and the year ended December 31, 2025 will be included in an exhibit that will be filed in an amendment to this Current Report on Form 8-K within the period specified in Item 9.01(a)(3) of Form 8-K.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined balance sheet of Gyre and Cullgen as of March 31, 2026 and the unaudited pro forma condensed combined statement of operations of Gyre and Cullgen for the three months ended March 31, 2026 and the related notes will be included in an exhibit that will be filed in an amendment to this Current Report on Form 8-K within the period specified in Item 9.01(a)(3) of Form 8-K.
(d)	Exhibits.

Exhibit Number	Description

2.1*
Agreement and Plan of Merger and Reorganization, dated March 2, 2026, by and among Gyre Therapeutics, Inc., Helix Merger Sub Corp., and Cullgen Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2026).

3.1	Certificate of Designation of Series B Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2026).

10.1	Form of Cullgen Support Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2026).

10.2	Form of Company Support Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2026).

10.3	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2026).

10.4	Form of Lock-Up Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2026).

10.5	Amended and Restated Cullgen Inc. 2018 Stock Incentive Plan.

99.1	Press Release, issued on May 4, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GYRE THERAPEUTICS, INC.

Date: May 4, 2026	By:	/s/ Ying Luo
	Name:	Ying Luo
	Title:	Chief Executive Officer and President